UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 14, 2025
RUSH STREET INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39232	84-3626708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 N. Michigan Avenue, Suite 950
Chicago, Illinois 60611
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (773) 893-5855
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RSI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 14, 2025, Rush Street Interactive, Inc. (the “Company”) and Mr. Einar Roosileht agreed to mutually terminate Mr. Roosileht’s engagement as the Company’s Chief Information Officer, effective as of the earlier of (i) December 31, 2025, and (ii) the date that the transition of Mr. Roosileht’s replacement is completed (the “Separation Date”) so that Mr. Roosileht could pursue other opportunities. Mr. Roosileht’s transition was not a result of any disagreement with the Company. In connection with the transition, the Company has engaged a leading global executive search firm to assist in a comprehensive search process to identify a replacement for Mr. Roosileht. As part of the agreed separation, Mr. Roosileht (i) will receive his current level of compensation through December 31, 2025, (ii) will receive his annual bonus earned (which has a target of 80% of his base compensation), if any, pro-rated through the Separation Date based on his performance of certain performance criteria, (iii) will receive his currently outstanding restricted stock units and stock options, each of which will continue to vest through December 31, 2025, and subject to cooperating to ensure a smooth transition and provide ongoing support, he will also receive his outstanding performance share units, which will continue to vest through December 31, 2025, with the remainder of all such unvested awards being forfeited in accordance with their terms and the Company’s 2020 Omnibus Equity Incentive Plan, as amended from time to time, (iv) will have a period of three (3) months from the date any vested stock options are distributed to him to exercise any such vested stock options that he may hold at that time, and (v) has agreed to confidentiality, non-compete, non-solicit, non-disparagement terms, a 12-month lockup on certain equity owned by Mr. Roosileht and mutual releases with the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH STREET INTERACTIVE, INC.

	By:	/s/ Kyle Sauers
Name: Kyle Sauers
Title: Chief Financial Officer

Dated: January 17, 2025